UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300

Houston, Texas 77024

(Address of principal executive offices)

(Zip Code)

(281) 501-3070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SOI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Solaris Oilfield Infrastructure, Inc. (the “Company”), previously approved, subject to stockholder approval, the Second Amendment (the “LTIP Amendment”) to the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (the “Plan”). As further described below under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the LTIP Amendment at the Company’s Special Meeting of Stockholders that was held on August 30, 2024 (the “Special Meeting”). Pursuant to the LTIP Amendment, the Plan has been amended to increase the number of shares available for issuance thereunder by 1,600,000 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”). The LTIP Amendment became effective as of August 30, 2024. The additional shares of the Company’s Class A Common Stock authorized to be issued under the Plan pursuant to the LTIP Amendment will be registered pursuant to a registration statement on Form S-8.

The LTIP Amendment is described in more detail in the section entitled “Proposal 3: LTIP Amendment Proposal” in the Company’s definitive proxy statement for the Special Meeting, which was filed with the U.S. Securities and Exchange Commission on August 7, 2024 (the “Proxy Statement”), and such description is incorporated herein by reference.

The foregoing description of the LTIP Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by the full text of the LTIP Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted upon the following four proposals, each of which are described in more detail in the Proxy Statement. At the close of business on August 7, 2024, the record date for the Special Meeting, there were 44,002,865 shares of Class A Common Stock and Class B common stock, par value $0.00 per share (“Class B Common Stock”), issued and outstanding and entitled to be voted at the Special Meeting. Voting results for each proposal considered at the Special Meeting are set forth below:

Proposal 1: Stock Issuance Proposal.

Voting results with respect to the approval, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange Listed Company Manual, by the Company’s stockholders of the issuance of 16,464,778 shares of Class B Common Stock (the “Stock Issuance Proposal”), were as follows:

For	Against	Abstentions
37,660,823	31,742	13,841

Proposal 2: Charter Amendment Proposal.

Voting results with respect to the approval by the Company’s stockholders of a second amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time, to change the Company’s name from “Solaris Oilfield Infrastructure, Inc.” to “Solaris Energy Infrastructure, Inc.” were as follows:

For	Against	Abstentions
39,711,578	21,844	10,961

Proposal 3: LTIP Amendment Proposal.

Voting results with respect to the approval by the Company’s stockholders of a second amendment to the Solaris Oilfield Infrastructure, Inc.’s Long Term Incentive Plan to increase the number of shares of Class A Common Stock issuable under such plan, were as follows:

For	Against	Abstentions
28,621,288	7,785,451	1,299,667

Proposal 4: Adjournment Proposal.

Voting results with respect to the approval by the Company’s stockholders of any adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the Stock Issuance Proposal were as follows:

For	Against	Abstentions
36,212,112	1,483,299	10,995

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan.

104	Cover page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

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